UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                    Reports to Stockholders.

VALUE INVESTING:

Art & Science

At Heartland,

fundamental research

underlies every security

decision we make.

And it all begins

with an idea.

Generation

Our ideas come from multiple places: industry conferences, trade journals, broker research, company disclosures or presentations, and discussions with company management teams or other professionals.

Our research team also develops ideas by monitoring macroeconomic, regulatory, and geopolitical developments.

Screening is also part of the process. Periodic screens of a relevant universe are used to identify securities that meet quantifiable aspects of the 10 Principles of Value Investing™.

All of these methods lead to potential candidates for the portfolios.

Development

Our research team evaluates each security idea through a set of criteria designed to identify stocks that we believe are priced at a discount to their intrinsic value.

These criteria are known as Heartland’s 10 Principles of Value Investing™. An analyst’s rating for each Principle must also be supported with robust research.

Actualization

If a security is deemed attractive, it will be added to the watch list for ongoing monitoring. When market conditions or developments are supportive, the portfolio manager may initiate a position in the security.

The Result

Our approach to investing is both an art and a science. Idea generation, a critical component of our investment process, certainly is a creative endeavor. Then we apply the science – our consistent 10 Principles of Value Investing™ – to move an idea through development. Sometimes the idea is added, and sometimes it is not.

For more than 25 years, Heartland’s fundamental research has started with ideas and discovered attractive investments.

TABLE OF CONTENTS

A Message from our President and Founder	1	Financial Statements
The Heartland Family of Equity Funds		Schedules of Investments	11
Table of Investment Results	2	Statements of Assets and Liabilities	15
The Heartland Family of Equity Funds		Statements of Operations	16
Growth of a Hypothetical $10,000	3	Statements of Changes in Net Assets	17
Heartland Select Value Fund		Financial Highlights	19
Management’s Discussion of Fund Performance	4	Notes to Financial Statements	22
Heartland Value Plus Fund		Additional Information
Management’s Discussion of Fund Performance	6	Expense Examples	29
Heartland Value Fund		Other Information	29
Management’s Discussion of Fund Performance	8	Board Review of Investment Advisory Agreements	30
The Heartland Family of Equity Funds Additional Fund Characteristics	10	Information Regarding Executive Officers & Directors	31
		Definitions	33

Dear Friends:

Do you remember Pong? It was a simple, table tennis inspired electronic game that launched the home video game craze in the early 1970s. During the big, bad bear market of 1973-1974, my colleagues and I would retreat to the Pong arcade across the street from our office after work for a welcomed distraction. We were enthralled with this exciting new technology, and played for hours on end. Our hands were glued to the knobs that controlled the “paddles” and our eyes swiveled from side to side as the green dot, “the ball,” traveled back and forth across a line, which, of course, represented the “net.”

I feel the same way today as I watch the market move up one day, only to fall the next. It is tough for investors to find confidence in this market, as the barrage of depressing daily headlines grab their attention. Despite how challenging it has been for the markets to gain momentum, we believe there are good, fundamental reasons to remain invested in stocks. Here are a couple examples.

The dark blue line in this chart shows record corporate profits. Corporations have cut costs, are running lean and mean, and, in this slow economy, earnings have hit an all time high. Yet, even in this low interest rate environment, prices paid for these earnings (P/E) have shrunk for over a decade.

Today, the S&P 500 trades at only 13.5x 2012 forward earnings estimates, implying a very compelling 7.4% earnings yield. How can investors continue to find value in money markets and bonds? Why do flows out of stocks and into bonds continue? The only reason I can think of, to paraphrase Mark Twain, is that investors are more concerned in the return of their principal as opposed to a return on their principal.

Another way to look at this: 60% of the stocks in the S&P 500 are paying a greater dividend than the 10-year Treasury. The takeaway? We believe there is real value in equities today.

Small- and micro-cap stocks, in particular, have been impacted by these difficult markets due to investor perception that they are riskier than large-cap stocks. Our view, with history as a guide, is that in the long run, small/micro-cap is the best asset class for capital appreciation. A slow-growth macroeconomic environment here and abroad should make faster growing, small- and micro-cap stocks relatively more attractive as they serve niches that can grow more rapidly. The course ahead appears as straightforward as the instructions that accompanied Pong: “Avoid missing ball for high score.”

Thanks again for your trust and confidence.

Economic predictions are based on estimates and are subject to changes. NTM is an abbreviation for the Next Twelve Months.

Past performance does not guarantee future results.

1

THE HEARTLAND FAMILY OF EQUITY FUNDS

TABLE OF INVESTMENT RESULTS (UNAUDITED)

the heartland family of funds	INVESTMENT RESULTS AS OF june 30, 2012 AVERAGE ANNUAL TOTAL RETURNS

Large, mid & small-cap value stocks		Inception Date	Since Inception	Twenty-Five Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year
▼ Select Value Fund ▲
Focused	Investor Class (HRSVX)	10/11/96	9.52%	—	8.59%	7.67%	-0.12%	14.01%	-7.07%
Core equity holding	Institutional Class (HNSVX)	5/1/08	9.62	—	8.69	7.82	0.15	14.35	-6.75
	Russell 3000 Value Index	–	7.24	—	5.80	5.37	-2.10	15.93	2.64
	S&P 500 Index	–	6.33	—	4.77	5.33	0.22	16.40	5.45

Small-cap value stocks that pay dividends
▼ Value Plus Fund ▲
Focused	Investor Class (HRVIX)	10/26/93	10.70	—	8.97	10.16	3.87	15.88	-6.00
Upside opportunity with	Institutional Class (HNVIX)	5/1/08	10.77	—	9.05	10.28	4.11	16.19	-5.79
potentially lower volatility	Russell 2000 Value Index	–	9.28	—	7.56	6.50	-1.05	17.43	-1.44
	Russell 2000 Index	–	7.76	—	6.14	7.00	0.54	17.80	-2.08

Small & micro-cap value stocks
▼ Value Fund ▲
Broadly diversified	Investor Class (HRTVX)	12/28/84	12.33	10.74%	8.30	7.32	-1.66	14.16	-8.05
Seeks to capture historical	Institutional Class (HNTVX)	5/1/08	12.37	10.78	8.37	7.43	-1.46	14.37	-7.88
outperformance	Russell 2000 Value Index	–	10.96	9.71	7.56	6.50	-1.05	17.43	-1.44
	Russell 2000 Index	–	9.50	8.12	6.14	7.00	0.54	17.80	-2.08

Index Source: FactSet Research Systems, Inc. and Standard & Poor’s.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor Classes of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.22%, 1.16% and 1.10%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.91%, 0.87% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The Heartland Funds are distributed by ALPS Distributors, Inc.

2

THE HEARTLAND FAMILY OF EQUITY FUNDS

GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT –
INVESTOR CLASS

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

The opinions expressed in this Semi-Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

3

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

After keeping pace with its benchmark during the first quarter of 2012, the Select Value Fund gave back much of its gains heading into the summer, resulting in a 3.99% year-to-date return versus 8.64% through the first half of the year for its benchmark, the Russell 3000 Value Index.

Investor mood swung from upbeat to pessimistic as robust job creation in the first three months of the year gave way to much weaker jobs numbers, declining commodity prices, and increased fears of deflation. This sentiment combined with the now common array of headline risks – European debt, fiscal cliff in the U.S., China slowdown – serving as an apparent baseline of investors’ outlook, drove stocks down in many sectors, particularly those levered to commodity prices (Energy and Materials) and manufacturers of electronics consumer products (Technology). Ironically, the exceptional performance of growthy consumer discretionary stocks in the first quarter, while dampened in the second, remained the second best performing sector in the benchmark year-to-date.

Detracting from relative performance was the Fund’s underweight to Consumer Discretionary, and overweights to Energy and Technology. Security selection aggravated the underperformance in all three sectors, and further detracted in Industrials. Positive selection effect offset a harmful underweight to Financials, resulting in a fairly neutral overall impact in that sector. Moderate gains attributable primarily to selection resulted in Health Care contributing to the Fund’s relative performance.

Real Estate Investment Trust (REIT) exposure drove Financials to be a benchmark top performer, as this sector was the largest contributor to the Russell 3000 Value’s return. At an average weight of approximately 27% of the Index, we would generally avoid a market allocation to Financials on the basis of risk control alone. Combined with the leverage inherent in REITs as well as what we perceive to be lofty valuations, we are and will likely remain underweight the sector.

The Fund underperformed in the Technology sector primarily due to the concentration of names leveraged to semiconductor and component demand. These sectors manufacture parts that are used in computers and various electronic devices, many of them intended for the consumer market. Between a slowdown of growth in China and a poor jobs report, concern for consumer spending increased.

60% of S&P 500 Offer Higher Yield than Treasuries

Past performance does not guarantee future results.

Source: Wolfe Trahan, 1/1/2000 to 6/30/2012

We continue to see value in the market, particularly in the context of the interest in yield that has investors flocking to bonds. This chart shows how 60% of the stocks in the S&P 500 have a dividend yield greater than a 10-year Treasury bond, yet are not hindered by bonds’ limited ability to generate capital gains with the currently low interest rates. The potential for yield oriented investors to come back into the equity market in search of both yield and inflation protection may fuel the next bull market.

We are deeply appreciative of your continued confidence and commitment to the Select Value Fund.

CFA is a registered trademark owned by the CFA Institute.

4

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2012	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRSVX)	10/11/96	9.52%	8.59%	7.67%	-0.12%	14.01%	-7.07%	3.99%
Institutional Class (HNSVX)	5/1/08	9.62	8.69	7.82	0.15	14.35	-6.75	4.18
Russell 3000 Value Index	–	7.24	5.80	5.37	-2.10	15.93	2.64	8.64
S&P 500 Index	–	6.33	4.77	5.33	0.22	16.40	5.45	9.49

Index Source: FactSet Research Systems, Inc. and Standard & Poors.

* Not annualized.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor and Institutional Class are 1.22% and 0.91%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.21% and 0.88%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Standard & Poors. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

portfolio highlights & statistics
Number of holdings (excludes cash equivalents)	48
Net assets	$726 mil.
NAV (Investor Class)	$27.88
NAV (Institutional Class)	$27.91
Median market cap	$8,643 mil.
Weighted average market cap	$26,049 mil.

top ten holdings – % of net assets (excludes cash equivalents)
Capital One Financial Corp.	3.0%
Boston Scientific Corp.	2.6
Tidewater, Inc.	2.5
Universal Forest Products, Inc.	2.4
Quest Diagnostics, Inc.	2.4
Abbott Laboratories	2.3
EMCOR Group, Inc.	2.3
Zimmer Holdings, Inc.	2.3
Southwest Airlines Co.	2.2
WMS Industries, Inc.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/12.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The first six months of 2012 brought a continuation of the binary behavior investors have displayed since the meltdown of 2008. Initial strong results in the period gave way to negativity, more so than necessary in our view. The Value Plus Fund’s benchmark, the Russell 2000 Value Index, generated a year-to-date result of 8.23%, while the Fund’s Institutional and Investor shares posted 4.84% and 4.73%, respectively, for the same time period.

Investors’ focus seems to be on headline news, and macro events. Robust jobs growth created euphoric results, while modest numbers generated a pullback. There also seems to be a real hunger for yield and principal protection, a dual objective that we fear may prove to be mutually exclusive with time. Fundamental analysis, and thoughtful, careful consideration of longer-term trends seem out of favor, yet continue to serve as the foundation for our efforts. In particular, we consider the pounding taken by energy stocks represents a short-term, risk-averse bias that will not benefit the longer term investor. Our overweight in Energy negatively impacted performance. While our security selection was positive, the drop in commodity prices weighed heavily on the sector and, in turn, the Fund. We believe the degree to which investors have discounted energy prices is too steep and conclude that there are multiple attractive values in the space.

The underweight to Financials and security selection within the sector hindered the Fund. It is worth noting that the same reason stands behind the underweight and less constructive security selection: the Fund holds no Real Estate Investment Trusts (REITs). Financials were over 37% of the Russell 2000 Value Index with REITs representing almost 14%. The remarkable, extended outperformance of REITs against the broader market reflects, in our opinion, investors’ search for yield, yet has resulted in extended valuations we are inherently uncomfortable with. We find far more compelling opportunities for total return in other sectors.

Selection effect in Health Care detracted from results, primarily attributable to isolated circumstances surrounding two of the ten names in this overweight sector for the Fund; we remain enthusiastic holders of both names, and confident in our view on the space given the attractive valuations and broader demographic changes.

U.S. Quarterly GDP Growth 1Q00 through 1Q12

Source: Bureau of Economic Analysis 1/1/2000 to 3/31/2012. 2012 growth is based on Heartland Advisors’ projections.

Despite the fact that the Materials sector was hit hard in the second quarter as concerns for deflation drove down commodity prices, the Fund’s holdings in this space were the greatest contributors to relative results, a reflection of individual security selection.

The current environment forces a patient and thoughtful perspective upon the long-term investor.

As the Gross Domestic Product (GDP) continues to show only fitful and sporadic growth, investors cast about for those few places where a return on capital seems more immediate. We remain focused on the fundamentals that underlie a rational basis for return on capital; some of these are slow in coming as the nation and the world work through the well-known headline risks.

Economic predictions are based on estimates and are subject to change.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One	Year to
as of June 30, 2012	Date	Inception	Years	Years	Years	Years	Year	Date*
Investor Class (HRVIX)	10/26/93	10.70%	8.97%	10.16%	3.87%	15.88%	-6.00%	4.73%
Institutional Class (HNVIX)	5/1/08	10.77	9.05	10.28	4.11	16.19	-5.79	4.84
Russell 2000 Value Index	–	9.28	7.56	6.50	-1.05	17.43	-1.44	8.23
Russell 2000 Index	–	7.76	6.14	7.00	0.54	17.80	-2.08	8.53

Index Source: FactSet Research Systems, Inc.

* Not annualized.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.87%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

portfolio highlights & statistics
Number of holdings (excludes cash equivalents and options)	70
Net assets	$2,544 mil.
NAV (Investor Class)	$29.03
NAV (Institutional Class)	$29.03
Median market cap	$750 mil.
Weighted average market cap	$1,276 mil.

top ten holdings – % of net assets (excludes cash equivalents)
Teleflex, Inc.	2.8%
Olin Corp.	2.6
Unit Corp.	2.4
Omnicare, Inc.	2.3
Stone Energy Corp.	2.3
STERIS Corp.	2.3
Analogic Corp.	2.1
Patterson-UTI Energy, Inc.	2.1
GATX Corp.	2.0
Associated Banc-Corp	2.0

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/12.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Heartland Value Fund saw its year-to-date result decline in the second half of the first six months of 2012, as the broader market sharply retracted after an encouraging start out of the gate. The Fund’s benchmark, the Russell 2000 Value Index, recorded a year-to-date result of 8.23%, while the Institutional share class for the Heartland Value Fund posted 4.86% and Investor share class was 4.75%.

Concerns over economic outlook drove the change in market performance. The sense of a robust economic rebound, driven by strong consumer spending and jobs creation, gave way for the third year in a row to a sense of economic despondency. Since the market is a discounting mechanism, anticipated lower earnings resulted in decreased stock prices, aggravated by a continued movement of assets out of stock and into bond funds. Stocks tied to commodity prices were particularly impacted, as energy and materials prices fell. Capital efficiency was a top driver of stock performance over the past year, while valuation and size detracted.[1]

The Fund’s relative results were hampered by its substantial overweight in Materials and Energy, and underweight to Financials. Sub-par security selection in Materials and Energy further aggravated performance. These negative results were not completely offset by favorable relative performance achieved through an overweight in the strong-performing Health Care sector as well as positive security selection in Industrials.

While Financials represent a remarkable 38% of the benchmark, the Fund has maintained its significant underweight, with a 5% allocation. As a result, any meaningful movement in this sector will have an out-size impact on relative results. Given Financials was the second best performing in the Russell 2000 Value Index for the period, its 12.94% year-to-date period return overwhelmed the Fund’s minimal exposure. Ironically, the Fund enjoyed positive selection effect in Financials, but simply did not have enough exposure to the space to offset the market’s love affair with Real Estate Investment Trusts (REITs).

Energy names in the portfolio were the greatest detractor from relative performance, yet we feel quite confident in our exposure. The primary driver for this relative performance is the portfolio’s exposure to exploration and production companies, which are generally impacted much more by changes in commodity prices than are service companies. We believe that, for both oil and natural gas, prices have stabilized and begun improving as various market forces have combined to correct the atypical pricing associated with last winter’s unusually warm temperatures. Our confidence in energy stocks is supported by our belief that managements are strong, balance sheets healthy and proven oil and gas reserves robust. These companies should benefit handsomely when the world economy improves. In the meantime, the valuations they represent are too compelling to reallocate Fund capital to other sectors. Our thesis may take time to develop, but we believe the just over 200 monetary stimulus initiatives announced since late 2011 up until mid-2012 by central banks around the globe will drive recovery, and translate directly to higher commodity prices and revenue growth for our energy names.

INSIDER TRANSACTIONS RATIO

Source: Thomson Reuters, 6/27/2011 to 6/27/2012

Our positive outlook on business in America is matched by insiders’ enthusiasm for their stock, as the chart above illustrates. According to InsiderScore[2], companies that experienced concentrated buying outperformed the broader market by approximately 34% from the beginning of January 2004 through the end of February 2012. Insider buying signals to us that management believes their stock is undervalued and further aligns their interests with shareholders. It’s considered a bullish indicator.

[1] Renaissance Macro Research as of June 29, 2012
[2] InsiderScore.com, Russell 2000 Sector: Unusual Event and Research Brief Performance, March 2012. Concentrated buying refers to companies in the Russell 2000 Index where multiple insiders bought within a 30-day period based on InsiderScore’s proprietary algorithm. For additional information regarding the data please contact Patrick@InsiderScore.com by email.
CFA is a registered trademark owned by the CFA Institute.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One	Year To
as of June 30, 2012	Date	Inception	Years	Years	Years	Years	Years	Year	Date*
Investor Class (HRTVX)	12/28/84	12.33%	10.74%	8.30%	7.32%	-1.66%	14.16%	-8.05%	4.75%
Institutional Class (HNTVX)	5/1/08	12.37	10.78	8.37	7.43	-1.46	14.37	-7.88	4.86
Russell 2000 Value Index	–	10.96	9.71	7.56	6.50	-1.05	17.43	-1.44	8.23
Russell 2000 Index	–	9.50	8.12	6.14	7.00	0.54	17.80	-2.08	8.53

Index Source: FactSet Research Systems, Inc.

* Not annualized.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor and Institutional Class are 1.10% and 0.91%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.11% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

portfolio highlights & statistics
Number of holdings (excludes cash equivalents)	138
Net assets	$1,139 mil.
NAV (Investor Class)	$40.13
NAV (Institutional Class)	$40.55
Median market cap	$255 mil.
Weighted average market cap	$730 mil.

top ten holdings – % of net assets (excludes cash equivalents)
AuRico Gold, Inc.	4.2%
Analogic Corp.	3.7
Accuray, Inc.	3.0
Omnicare, Inc.	2.7
Newpark Resources, Inc.	2.4
Unit Corp.	2.1
Computer Task Group, Inc.	2.0
The Ensign Group, Inc.	1.9
Golden Star Resources, Ltd.	1.8
Intersections, Inc.	1.7

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 6/30/12.

9

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on June 30, 2012. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	3.3%	37.5%
Small-Cap Holdings – $300 million - $2 billion	22.8	77.9	53.1
Mid-Cap Holdings – $2 - $10 billion	29.2	14.0	8.9
Large-Cap Holdings – Greater than $10 billion	45.3	0.0	0.0
Short-Term Investments	2.7	4.8	0.5
TOTAL	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2012. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	4.4%	7.3%	8.1%
Consumer Staples	6.3	1.1	2.6
Energy	12.3	10.2	9.4
Financials	15.8	17.0	7.0
Health Care	15.8	15.6	28.1
Industrials	18.4	24.4	23.8
Information Technology	15.0	6.4	9.9
Materials	5.1	13.2	10.6
Telecommunication Services	2.2	0.0	0.0
Utilities	2.0	0.0	0.0
Short-Term Investments	2.7	4.8	0.5
TOTAL	100.0%	100.0%	100.0%

10

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

COMMON STOCKS (96.9%)	SHARES	VALUE
Airlines (2.2%)
Southwest Airlines Co.	1,764,190	$16,265,832

Auto Components (2.2%)
Johnson Controls, Inc.	576,030	15,961,791

Building Products (2.4%)
Universal Forest Products, Inc.	445,188	17,353,428

Capital Markets (4.1%)
Raymond James Financial, Inc.	441,500	15,116,960
The Bank of New York Mellon Corp.	657,200	14,425,540
		29,542,500

Commercial Banks (5.7%)
BB&T Corp.	503,720	15,539,762
First Interstate Bancsystem, Inc. (Class A)(a)	824,300	11,738,032
The PNC Financial Services Group, Inc.	231,880	14,170,187
		41,447,981

Communications Equipment (2.1%)
Cisco Systems, Inc.	888,030	15,247,475

Construction & Engineering (8.1%)
EMCOR Group, Inc.	601,400	16,730,948
MasTec, Inc.(b)	760,135	11,432,430
Quanta Services, Inc.(b)	643,315	15,484,592
URS Corp.	443,610	15,473,117
		59,121,087

Consumer Finance (3.0%)
Capital One Financial Corp.	395,875	21,638,528

Diversified Telecommunication Services (2.1%)
AT&T, Inc.	435,830	15,541,698

Electrical Equipment (1.6%)
ABB, Ltd. (ADR)(b)	722,200	11,786,304

Electronic Equipment & Instruments (7.2%)
Avnet, Inc.(b)	497,925	15,365,966
Benchmark Electronics, Inc.(b)	1,069,630	14,921,338
Corning, Inc.	565,600	7,313,208
TE Connectivity, Ltd.	461,800	14,736,038
		52,336,550

Energy Equipment & Services (4.7%)
Ensco PLC (Class A)	340,375	15,987,414
Tidewater, Inc.	390,950	18,124,442
		34,111,856

Food & Staples Retailing (2.1%)
CVS Caremark Corp.	324,600	15,168,558

Food Products (4.2%)
Archer-Daniels-Midland Co.	516,525	15,247,818
Bunge, Ltd.	245,200	15,383,848
		30,631,666

Health Care Equipment & Supplies (6.9%)
Boston Scientific Corp.(b)	3,314,630	18,793,952
Covidien PLC	281,602	15,065,707
Zimmer Holdings, Inc.	257,100	16,546,956
		50,406,615

Health Care Providers & Services (2.4%)
Quest Diagnostics, Inc.	285,900	17,125,410

Hotels Restaurants & Leisure (2.2%)
WMS Industries, Inc.(b)	810,000	16,159,500

Insurance (1.3%)
Endurance Specialty Holdings, Ltd.	237,900	9,116,328

Machinery (2.2%)
AGCO Corp.(b)	343,600	15,712,828

Metals & Mining (5.0%)
Agnico-Eagle Mines, Ltd. (CAD)(c)	160,000	6,481,092
AuRico Gold, Inc. (CAD)(b)(c)	1,903,500	15,293,812
RTI International Metals, Inc.(b)	651,300	14,738,919
		36,513,823

Multi-Utilities (2.0%)
Black Hills Corp.	457,825	14,728,230

Oil, Gas & Consumable Fuels (7.6%)
Devon Energy Corp.	240,275	13,933,547
Hess Corp.	322,390	14,007,845
Marathon Oil Corp.	615,675	15,742,810
Marathon Petroleum Corp.	252,240	11,330,621
		55,014,823

Pharmaceuticals (6.4%)
Abbott Laboratories	262,410	16,917,573
Hospira, Inc.(b)	395,160	13,822,697
Pfizer, Inc.	686,290	15,784,670
		46,524,940

Professional Services (1.8%)
Manpower, Inc.	350,100	12,831,165

Real Estate Investment Trusts (REITs) (1.7%)
Inland Real Estate Corp.	1,486,900	12,460,222

Semiconductors (5.7%)
ATMI, Inc.(b)	763,140	15,697,790
Intel Corp.	568,690	15,155,589
RF Micro Devices, Inc.(b)	2,383,200	10,128,600
		40,981,979

TOTAL COMMON STOCKS (Cost $656,455,269)		$703,731,117

	INTEREST	PAR
SHORT-TERM INVESTMENTS (2.7%)	RATE	AMOUNT	VALUE
Time Deposits (2.7%)
Wells Fargo & Co. (San Francisco)(d)(g)	0.03%	$19,634,406	$19,634,406

TOTAL SHORT-TERM INVESTMENTS (COST $19,634,406)			$19,634,406

TOTAL INVESTMENTS (99.6%) (COST $676,089,675)			723,365,523
OTHER ASSETS AND LIABILITIES, NET (0.4%)			2,986,443
TOTAL NET ASSETS (100.0%)			$726,351,966

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

COMMON STOCKS (95.4%)	SHARES	VALUE
Auto Components (1.0%)
Superior Industries International, Inc.(a)	1,500,000	$24,555,000

Building Products (1.3%)
Universal Forest Products, Inc.	875,000	34,107,500

Capital Markets (0.8%)
BGC Partners, Inc. (Class A)	3,300,000	19,371,000

Chemicals (6.5%)
American Vanguard Corp.(a)	1,500,000	39,885,000
Olin Corp.	3,125,000	65,281,250
Sensient Technologies Corp.	1,050,000	38,566,500
Zep, Inc.(a)	1,636,542	22,469,722
		166,202,472

Commercial Banks (11.3%)
Associated Banc-Corp.	3,825,000	50,451,750
Centerstate Banks, Inc.(a)	1,725,000	12,333,750
Glacier Bancorp, Inc.	1,825,000	28,269,250
Independent Bank Corp.	1,000,000	29,210,000
Old National Bancorp	4,125,000	49,541,250
Renasant Corp.(a)	1,700,000	26,707,000
Simmons First National Corp. (Class A)(a)	637,490	14,821,642
StellarOne Corp.(a)	1,625,000	20,280,000
TriCo Bancshares(a)	480,420	7,398,468
Umpqua Holdings Corp.	3,625,000	47,705,000
		286,718,110
Communications Equipment (1.2%)
Black Box Corp.(a)	1,100,000	31,570,000

Construction & Engineering (1.9%)
Granite Construction, Inc.	1,800,000	46,998,000

Diversified Consumer Services (1.3%)
Regis Corp.	1,892,400	33,987,504

Diversified Financial Services (0.7%)
Asset Acceptance Capital Corp.(a)(b)	2,480,000	16,864,000

Electrical Equipment (1.6%)
Encore Wire Corp.(a)	1,550,000	41,509,000

Electronic Equipment & Instruments (3.9%)
AVX Corp.	1,750,000	18,707,500
CTS Corp.(a)	2,375,000	22,372,500
Electro Rent Corp.	1,138,843	18,483,422
Park Electrochemical Corp.(a)	1,534,100	39,702,508
		99,265,930

Energy Equipment & Services (5.8%)
Gulf Island Fabrication, Inc.(a)	1,250,000	35,262,500
Patterson-UTI Energy, Inc.	3,600,000	52,416,000
Unit Corp.(b)	1,625,000	59,946,250
		147,624,750

Food & Staples Retailing (1.1%)
Weis Markets, Inc.	650,000	28,938,000

Health Care Equipment & Supplies (10.7%)
Analogic Corp.(a)	850,000	52,700,000
CONMED Corp.(a)	1,750,000	48,422,500
Invacare Corp.(a)	2,850,000	43,975,500
STERIS Corp.	1,850,000	58,034,500
Teleflex, Inc.	1,150,000	70,046,500
		273,179,000
Health Care Providers & Services (4.8%)
Omnicare, Inc.	1,900,000	59,337,000
Owens & Minor, Inc.	1,150,000	35,224,500
PharMerica Corp.(a)(b)	2,600,000	28,392,000
		122,953,500

Insurance (2.3%)
Horace Mann Educators Corp.	1,400,000	24,472,000
Selective Insurance Group, Inc.	1,300,000	22,633,000
State Auto Financial Corp.	796,078	11,184,896
		58,289,896
Machinery (9.9%)
Albany International Corp. (Class A)	1,300,000	24,323,000
Barnes Group, Inc.	1,800,000	43,722,000
Briggs & Stratton Corp.	1,400,000	24,486,000
ESCO Technologies, Inc.	900,000	32,796,000
Federal Signal Corp.(a)(b)	5,900,000	34,456,000
FreightCar America, Inc.(a)	1,150,000	26,415,500
Kaydon Corp.	1,300,000	27,807,000
Robbins & Myers, Inc.	900,000	37,638,000
		251,643,500

Media (3.0%)
Harte-Hanks, Inc.(a)	3,489,904	31,897,723
Meredith Corp.	1,350,000	43,119,000
		75,016,723

Metals & Mining (6.7%)
Commercial Metals Co.	2,350,000	29,704,000
Kaiser Aluminum Corp.(a)	950,000	49,248,000
Materion Corp.(a)	1,874,050	43,159,371
Worthington Industries, Inc.	2,375,000	48,616,250
		170,727,621

Multiline Retail (1.4%)
Fred’s, Inc. (Class A)(a)	2,400,000	36,696,000

Oil, Gas & Consumable Fuels (4.4%)
HollyFrontier Corp.	1,200,000	42,516,000
Overseas Shipholding Group, Inc.(a)	1,000,000	11,110,000
Stone Energy Corp.(b)	2,300,000	58,282,000
		111,908,000

Professional Services (5.9%)
CDI Corp.(a)	1,575,000	25,830,000
Heidrick & Struggles International, Inc.(a)	1,700,000	29,750,000
Navigant Consulting, Inc.(a)(b)	2,850,000	36,024,000
Resources Connection, Inc.	1,825,000	22,447,500
The Dun & Bradstreet Corp.	500,000	35,585,000
		149,636,500

Road & Rail (1.9%)
Con-way, Inc.	1,300,000	46,943,000

Semiconductors (1.3%)
Micrel, Inc.(a)	3,475,000	33,116,750

Specialty Retail (0.6%)
Stage Stores, Inc.	835,188	15,300,644

Thrifts & Mortgage Finance (2.1%)
Berkshire Hills Bancorp, Inc.(a)	1,175,000	25,850,000
Provident Financial Services, Inc.	1,725,000	26,478,750
		52,328,750

Trading Companies & Distributors (2.0%)
GATX Corp.	1,350,000	51,975,000

TOTAL COMMON STOCKS (Cost $2,327,047,788)		$2,427,426,150

	INTEREST	PAR
SHORT-TERM INVESTMENTS (4.8%)	RATE	AMOUNT	VALUE
Time Deposits (4.8%)
Bank of America (Charlotte)(d)(g)	0.03%	$40,941,598	$40,941,598
Citibank (New York)(d)(g)	0.03%	66,913,042	66,913,042
JP Morgan Chase (New York)(d)(g)	0.03%	13,622,091	13,622,091

TOTAL SHORT-TERM INVESTMENTS (COST $121,476,731)			$121,476,731

TOTAL INVESTMENTS (100.2%) (COST $2,448,524,519)			2,548,902,881
OTHER ASSETS AND LIABILITIES, NET (-0.2%)			(4,534,513)
TOTAL NET ASSETS (100.0%)			$2,544,368,368

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

COMMON STOCKS (99.1%)	SHARES	VALUE
Aerospace & Defense (2.5%)
AAR Corp.	300,000	$4,044,000
Exelis, Inc.	100,000	986,000
GeoEye, Inc.(b)	300,000	4,644,000
Orbital Sciences Corp.(b)	200,000	2,584,000
Spirit Aerosystems Holdings, Inc. (Class A)(b)	700,000	16,681,000
		28,939,000

Air Freight & Logistics (0.2%)
Pacer International, Inc.(b)	500,000	2,710,000

Airlines (1.4%)
Hawaiian Holdings, Inc.(b)	1,000,000	6,510,000
JetBlue Airways Corp.(b)	500,000	2,650,000
Spirit Airlines, Inc.(b)	100,000	1,946,000
Westjet Airlines, Ltd. (CAD)(c)(g)	300,000	4,741,185
		15,847,185

Capital Markets (2.0%)
BGC Partners, Inc. (Class A)	750,000	4,402,500
FirstCity Financial Corp.(a)(b)(e)	785,000	6,790,250
Janus Capital Group, Inc.	1,500,000	11,730,000
		22,922,750

Chemicals (1.8%)
A. Schulman, Inc.(f)	500,000	9,925,000
American Vanguard Corp.(a)(f)	400,000	10,636,000
		20,561,000

Commercial Banks (2.5%)
Hawthorn Bancshares, Inc.(a)(e)	245,631	2,247,527
Heritage Financial Corp.	250,000	3,662,500
MidSouth Bancorp, Inc.	500,000	7,040,000
North Valley Bancorp(a)(b)	633,333	8,353,662
Pacific Continental Corp.	250,000	2,217,500
TCF Financial Corp.	400,000	4,592,000
		28,113,189

Commercial Services & Supplies (3.0%)
Intersections, Inc.(a)	1,240,312	19,658,945
Perma-Fix Environmental Services, Inc.(a)(b)	4,000,000	4,680,000
TRC Cos., Inc.(a)(b)	1,549,891	9,423,337
		33,762,282

Communications Equipment (2.8%)
Hemisphere GPS, Inc. (CAD)(a)(b)(c)(e)	6,296,000	4,390,689
InterDigital, Inc.	350,000	10,328,500
Lantronix, Inc.(a)(b)	1,004,557	2,049,296
PC-Tel, Inc.	624,800	4,042,456
Westell Technologies, Inc. (Class A)(a)(b)	4,800,000	11,424,000
		32,234,941

Construction & Engineering (3.9%)
AECOM Technology Corp.(b)	600,000	9,870,000
Aegion Corp.(b)	200,000	3,578,000
Argan, Inc.(a)	750,000	10,485,000
Layne Christensen Co.(b)	400,000	8,276,000
Northwest Pipe Co.(a)(b)	500,000	12,130,000
		44,339,000

Diversified Consumer Services (2.5%)
American Public Education, Inc.(b)	125,000	4,000,000
Grand Canyon Education, Inc.(b)(f)	750,000	15,705,000
Lincoln Educational Services Corp.(a)	1,400,000	9,100,000
		28,805,000

Diversified Financial Services (1.8%)
Asset Acceptance Capital Corp.(b)	627,500	4,267,000
Collection House, Ltd. (AUD)(c)(e)(g)	4,620,000	3,798,652
Encore Capital Group, Inc.(b)	400,000	11,848,000
		19,913,652

Electrical Equipment (2.1%)
Magnetek, Inc.(a)(b)(e)	299,999	4,631,985
Powell Industries, Inc.(b)	400,000	14,944,000
Power Solutions International, Inc.(b)(g)	100,000	1,695,000
Ultralife Corp.(b)	700,000	2,702,000
		23,972,985

Electronic Equipment & Instruments (0.8%)
PC Connection, Inc.	300,000	3,186,000
Richardson Electronics, Ltd.	500,000	6,165,000
		9,351,000

Energy Equipment & Services (6.6%)
Newpark Resources, Inc.(a)(b)	4,600,000	27,140,000
Pioneer Drilling Co.(b)	958,100	7,636,057
TETRA Technologies, Inc.(b)	750,000	5,347,500
Unit Corp.(b)	650,000	23,978,500
Willbros Group, Inc.(b)	1,742,720	11,257,971
		75,360,028

Food & Staples Retailing (1.0%)
Roundy’s, Inc.	1,150,000	11,741,500

Food Products (1.2%)
Hanover Foods Corp. (Class A)(e)	49,250	4,235,500
Inventure Foods, Inc.(a)(b)	847,000	5,336,100
Riken Vitamin Co., Ltd. (JPY)(c)(e)(g)	145,200	4,151,809
		13,723,409

Health Care Equipment & Supplies (15.1%)
Accuray, Inc.(a)(b)	5,000,000	34,200,000
Analogic Corp.(a)(f)	685,914	42,526,668
CONMED Corp.	500,000	13,835,000
Digirad Corp.(a)(b)(e)	1,800,000	3,978,000
Fukuda Denshi Co., Ltd. (JPY)(c)(e)(g)	300,000	9,386,819
Invacare Corp.	700,000	10,801,000
Iridex Corp.(a)(b)(e)	500,000	2,010,000
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(e)(g)	938,000	9,123,999
RTI Biologics, Inc.(b)	750,000	2,820,000
STAAR Surgical Co.(b)	1,126,822	8,755,407
STERIS Corp.	550,000	17,253,500
Trinity Biotech PLC (ADR)(a)	1,410,000	16,920,000
		171,610,393

Health Care Providers & Services (8.6%)
BioScrip, Inc.(b)	2,500,000	18,575,000
Healthways, Inc.(b)	500,000	3,990,000
Hooper Holmes, Inc.(a)(b)(e)	5,865,000	3,353,021
LHC Group, Inc.(b)	500,000	8,480,000
Omnicare, Inc.(f)	1,000,000	31,230,000
PDI, Inc.(a)(b)	1,400,000	11,536,000
The Ensign Group, Inc.(f)	750,000	21,202,500
		98,366,521

Hotels, Restaurants & Leisure (1.4%)
Denny’s Corp.(b)	2,000,000	8,880,000
Ruby Tuesday, Inc.(b)	250,000	1,702,500
Ruth’s Hospitality Group, Inc.(b)	750,000	4,950,000
		15,532,500

Household Durables (0.1%)
Kid Brands, Inc.(b)	540,504	1,081,008

Household Products (0.4%)
Oil-Dri Corp. of America	200,000	4,380,000

IT Services (3.3%)
Analysts International Corp.(a)(b)	478,000	2,017,160
Computer Task Group, Inc.(a)(b)	1,500,000	22,485,000
Dynamics Research Corp.(a)(b)	818,400	4,754,904
Official Payments Holdings, Inc.(a)(b)(e)	1,100,000	4,290,000
StarTek, Inc.(a)(b)	1,400,000	4,060,000
		37,607,064

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE FUND – SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Life Sciences Tools & Services (2.2%)
BioClinica, Inc.(a)(b)(e)	1,257,303	$6,072,773
Cambrex Corp.(a)(b)	1,975,500	18,589,455
		24,662,228

Machinery (5.2%)
Astec Industries, Inc.(b)	350,000	10,738,000
Federal Signal Corp.(b)	2,000,625	11,683,650
Flow International Corp.(b)	220,219	693,690
Greenbrier Cos., Inc.(b)	100,000	1,758,000
Hardinge, Inc.	500,000	4,550,000
Harsco Corp.	300,000	6,114,000
L.B. Foster Co. (Class A)	150,000	4,291,500
Lydall, Inc.(b)	700,000	9,464,000
Met-Pro Corp.	77,900	717,459
MFRI, Inc.(a)(b)(e)	576,000	4,055,040
Supreme Industries, Inc. (Class A)(a)(b)	1,230,000	4,809,300
		58,874,639

Media (0.5%)
Saga Communications, Inc. (Class A)(b)	106,135	3,938,670
SearchMedia Holdings, Ltd.(a)(b)(e)	1,200,000	2,184,000
		6,122,670

Metals & Mining (8.7%)
AuRico Gold, Inc. (CAD)(b)(c)	6,000,000	48,207,445
Coeur d’Alene Mines Corp.(b)	400,000	7,024,000
Energold Drilling Corp. (CAD)(b)(c)	1,000,000	3,840,487
Golden Star Resources, Ltd.(a)(b)	17,500,000	20,300,000
Nautilus Minerals, Inc. (CAD)(b)(c)	3,360,800	3,499,114
Olympic Steel, Inc.	350,000	5,747,000
Sherritt International Corp. (CAD)(c)	1,067,500	5,137,757
U.S. Silver Corp. (CAD)(a)(b)(c)	4,000,000	5,500,442
		99,256,245

Multiline Retail (1.6%)
Duckwall-ALCO Stores, Inc.(a)(b)(e)	380,400	3,324,696
Fred’s, Inc. (Class A)	1,000,000	15,290,000
		18,614,696

Oil, Gas & Consumable Fuels (2.8%)
Bill Barrett Corp.(b)	500,000	10,710,000
Clayton Williams Energy, Inc.(b)	125,000	6,047,500
Forest Oil Corp.(b)	250,000	1,832,500
Scorpio Tankers, Inc.(b)	400,000	2,556,000
Swift Energy Co.(b)	563,000	10,477,430
		31,623,430

Pharmaceuticals (2.2%)
ASKA Pharmaceutical Co., Ltd. (JPY)(c)(g)	500,000	2,987,842
Cangene Corp. (CAD)(b)(c)(e)	2,000,000	2,789,510
Fuji Pharmaceutical Co., Ltd. (JPY)(c)(g)	500,000	7,936,820
Par Pharmaceutical Cos., Inc.(b)	300,000	10,842,000
		24,556,172

Professional Services (4.0%)
Barrett Business Services, Inc.(a)	550,000	11,627,000
CRA International, Inc.(b)	100,000	1,469,000
Hudson Global, Inc.(a)(b)	2,724,500	11,361,165
Navigant Consulting, Inc.(b)	1,200,000	15,168,000
RCM Technologies, Inc.(a)(b)	1,100,000	6,094,000
		45,719,165

Road & Rail (1.3%)
Marten Transport, Ltd.	300,000	6,378,000
Saia, Inc.(b)	391,800	8,576,502
		14,954,502

Semiconductors (1.7%)
CyberOptics Corp.(b)	100,000	845,000
InvenSense, Inc.(b)	250,000	2,825,000
Micrel, Inc.	1,000,000	9,530,000
TriQuint Semiconductor, Inc.(b)	1,000,000	5,500,000
		18,700,000

Software (1.3%)
Actuate Corp.(b)	250,000	1,732,500
ePlus, Inc.(a)(b)	400,000	12,940,000
		14,672,500

Specialty Retail (1.3%)
Brown Shoe Co., Inc.	1,000,000	12,910,000
Casual Male Retail Group, Inc.(b)	600,000	2,178,000
		15,088,000

Textiles, Apparel & Luxury Goods (0.6%)
Hampshire Group, Ltd.(b)(g)	300,000	907,500
LaCrosse Footwear, Inc.	175,000	1,905,750
Lakeland Industries, Inc.(a)(b)	516,500	3,651,655
		6,464,905

Thrifts & Mortgage Finance (0.7%)
B of I Holding, Inc.(b)	211,162	4,172,561
HF Financial Corp.(a)(e)	350,000	4,249,000
		8,421,561

TOTAL COMMON STOCKS (Cost $996,094,074)		$1,128,605,120

	INTEREST	PAR
SHORT-TERM INVESTMENTS (0.5%)	RATE	AMOUNT	VALUE
Time Deposits (0.5%)
Wells Fargo & Co. (San Francisco)(d)(g)	0.03%	$5,248,217	$5,248,217

TOTAL SHORT-TERM INVESTMENTS (COST $5,248,217)			$5,248,217

TOTAL INVESTMENTS (99.6%) (COST $1,001,342,291)			1,133,853,337
OTHER ASSETS AND LIABILITIES, NET (0.4%)(h)			4,665,037
TOTAL NET ASSETS (100.0%)			$1,138,518,374

(a)	Affiliated company. See Note 12 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Traded in a foreign country.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of June 30, 2012.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(f)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized securities totals $51,421,000 as of June 30, 2012. See Note 4 in Notes to Financial Statements.
(g)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(h)	Includes cash which is being held as collateral for written options. See segregated cash in Statements of Assets and Liabilities.

Common Abbreviations:

(ADR) American Depositary Receipt.

(AUD) Australia

(CAD) Canada

(JPY) Japan

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$676,089,675	$2,448,524,519	$1,001,342,291
Investments in securities, at value	$711,627,491	$1,636,128,447	$718,487,267
Investments in affiliates, at value (See Note 12)	11,738,032	912,774,434	415,366,070
Total Investments, at value	723,365,523	2,548,902,881	1,133,853,337
Segregated Cash	—	—	2,000,000
Receivable for securities sold	2,922,039	3,622,810	8,265,836
Accrued dividends and interest	501,963	3,199,610	597,315
Receivable for capital shares issued	296,170	2,057,234	223,073
Prepaid expenses	68,453	211,637	83,430
Total Assets	727,154,148	2,557,994,172	1,145,022,991

LIABILITIES:
Written options, at value (proceeds $0, $0 and $931,501, respectively)(b)	—	—	783,875
Payable for securities purchased	—	10,454,056	4,925,916
Payable for capital shares redeemed	655,095	2,817,321	557,668
Accrued expenses
Fund accounting fees	12,854	41,419	21,153
Transfer agency fees	87,137	231,770	102,748
Other	47,096	81,238	113,257
Total Liabilities	802,182	13,625,804	6,504,617
TOTAL NET ASSETS	$726,351,966	$2,544,368,368	$1,138,518,374

NET ASSETS CONSIST OF:
Paid-in capital	$671,689,900	$2,373,018,768	$989,393,119
Accumulated undistributed (distributions in excess of) net investment income (loss)	2,475,455	21,063,515	(5,562,522)
Accumulated undistributed gains (losses) on investments, options and translation of assets and liabilities in foreign currency	4,910,763	49,907,723	22,020,303
Net unrealized appreciation (depreciation) on investments	47,275,848	100,378,362	132,667,474
TOTAL NET ASSETS	$726,351,966	$2,544,368,368	$1,138,518,374

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$543,590,898	$1,665,669,917	$1,050,816,606
Shares outstanding	19,495,555	57,381,220	26,183,294
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$27.88	$29.03	$40.13
INSTITUTIONAL CLASS:
Net assets	$182,761,068	$878,698,451	$87,701,768
Shares outstanding	6,548,272	30,264,885	2,162,984
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$27.91	$29.03	$40.55

(a)	Includes cost of investments in affiliates of $10,399,678 for the Select Value Fund, $937,308,526 for the Value Plus Fund and $398,043,371 for the Value Fund. See Note 12 in the Notes to Financial Statements.

(b)	See Note 4 to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$6,797,601	$34,073,539	$4,499,971
Interest	1,490	8,774	6,413
Foreign taxes withheld	(4,749)	—	(64,676)
Total Investment Income	6,794,342	34,082,313	4,441,708

EXPENSES:
Management fees	2,852,496	8,406,016	4,379,126
Distribution fees - Investor Class	725,311	2,164,020	1,080,305
Transfer agency fees	478,345	1,681,028	539,285
Fund accounting fees	76,972	239,757	120,595
Custodian fees	24,011	62,273	51,553
Printing and communication fees	6,645	55,793	18,356
Postage fees	26,464	93,834	26,446
Legal fees	8,029	24,260	12,485
Registration fees	33,595	94,481	33,289
Directors' fees	22,121	66,028	34,212
Audit and tax fees	13,539	25,062	23,783
Insurance fees	21,079	58,033	36,119
Other expenses	16,628	48,213	26,310
Total Expenses	4,305,235	13,018,798	6,381,864
NET INVESTMENT INCOME (LOSS)	2,489,107	21,063,515	(1,940,156)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS
AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	8,841,603	64,545,703	5,815,632
Investments - Affiliated securities	—	(8,925,394)	18,523,335
Written options	—	—	1,295,718
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	18,832,084	30,739,612	30,711,488
Written options	—	—	135,527
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	27,673,687	86,359,921	56,481,700
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,162,794	$107,423,436	$54,541,544

(a)	Including $197,832, $7,101,171 and $1,288,384 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively. See Note 12 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	Select Value Fund		Value Plus Fund
	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	June 30, 2012	Year Ended	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011	(Unaudited)	December 31, 2011
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$2,489,107	$4,311,248	$21,063,515	$16,657,979
Net realized gains (losses) on investments, options and translation of assets and liabilities in foreign currency	8,841,603	13,851,197	55,620,309	23,131,341
Net change in unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	18,832,084	(76,552,929)	30,739,612	(160,158,752)
Net increase (decrease) in net assets resulting from operations	30,162,794	(58,390,484)	107,423,436	(120,369,432)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(2,674,170)	—	(10,854,116)
Institutional Class	—	(1,359,690)	—	(5,540,084)
Net realized gains on investments
Investor Class	—	(6,115,954)	—	(18,975,450)
Institutional Class	—	(1,759,025)	—	(6,221,996)
Total distributions to shareholders	—	(11,908,839)	—	(41,591,646)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	57,791,561	168,007,317	200,174,840	980,773,033
Dividends reinvested	—	8,618,055	—	29,320,788
Value of shares redeemed(a)	(103,686,760)	(156,153,593)	(281,269,288)	(625,977,541)
Total Investor Class	(45,895,199)	20,471,779	(81,094,448)	384,116,280
Institutional Class
Proceeds from shares issued	30,452,927	110,879,107	361,987,231	496,813,795
Dividends reinvested	—	2,847,164	—	10,995,918
Value of shares redeemed(a)	(17,838,565)	(22,629,656)	(65,688,088)	(98,113,227)
Total Institutional Class	12,614,362	91,096,615	296,299,143	409,696,486
Net increase (decrease) in net assets derived from capital transactions	(33,280,837)	111,568,394	215,204,695	793,812,766

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,118,043)	41,269,071	322,628,131	631,851,688
NET ASSETS AT THE BEGINNING OF THE PERIOD	729,470,009	688,200,938	2,221,740,237	1,589,888,549
NET ASSETS AT THE END OF THE PERIOD*	$726,351,966	$729,470,009	$2,544,368,368	$2,221,740,237
*INCLUDes ACCUMULATED Undistributed (Distributions in Excess OF) NET INVESTMENT INCOME (LOSS)	$2,475,455	$(13,652)	$21,063,515	$—

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	For the
	Six Months Ended	For the
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,940,156)	$(5,264,906)
Net realized gains (losses) on investments, options and translation of assets and liabilities in foreign currency	25,634,685	50,867,769
Net change in unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	30,847,015	(130,573,291)
Net increase (decrease) in net assets resulting from operations	54,541,544	(84,970,428)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	—	(65,225,291)
Institutional Class	—	(4,082,694)
Total distributions to shareholders	—	(69,307,985)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	32,791,122	113,317,117
Dividends reinvested	—	63,341,488
Value of shares redeemed(a)	(101,259,079)	(255,947,738)
Total Investor Class	(68,467,957)	(79,289,133)
Institutional Class
Proceeds from shares issued	19,683,758	33,312,617
Dividends reinvested	—	3,965,671
Value of shares redeemed(a)	(3,445,386)	(10,619,674)
Total Institutional Class	16,238,372	26,658,614
Net increase (decrease) in net assets derived from capital transactions	(52,229,585)	(52,630,519)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,311,959	(206,908,932)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,136,206,415	1,343,115,347
NET ASSETS AT THE END OF THE PERIOD*	$1,138,518,374	$1,136,206,415
*INCLUDES ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	$(5,562,522)	$(3,622,366)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2012
Investor Class	(Unaudited)		2011	2010	2009	2008	2007

PER SHARE DATA
Net asset value, beginning of period	$26.81		$29.18	$24.91	$18.07	$26.48	$27.93
Income (loss) from investment operations(e):
Net investment income	0.08		0.14	0.16	0.14	0.13	0.17
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.99		(2.09)	4.27	6.84	(8.41)	0.97
Total income (loss) from investment operations	1.07		(1.95)	4.43	6.98	(8.28)	1.14
Less distributions from:
Net investment income	—		(0.13)	(0.16)	(0.14)	(0.13)	(0.17)
Net realized gains on investments	—		(0.29)	—	—	—	(2.42)
Total distributions	—		(0.42)	(0.16)	(0.14)	(0.13)	(2.59)
Net asset value, end of period	$27.88		$26.81	$29.18	$24.91	$18.07	$26.48
TOTAL RETURN	3.99	%(a)	(6.68)%	17.77%	38.63%	(31.23)%	4.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$543,591		$565,978	$600,235	$390,476	$263,379	$330,841
Percentage of expenses to average net assets	1.21	%(b)	1.22%	1.23%	1.27%	1.33%	1.24%
Percentage of net investment income to average net assets	0.58	%(b)	0.52%	0.67%	0.62%	0.65%	0.59%
Portfolio turnover rate(d)	13	%(a)	47%	51%	53%	65%	63%

	For the Six					For the Period From
	Months Ended		For the Year Ended December 31,			May 1, 2008
	June 30, 2012					(Inception) to
Institutional Class(c)	(Unaudited)		2011	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$26.79		$29.18	$24.89	$18.05	$26.20
Income (loss) from investment operations(e):
Net investment income	0.13		0.22	0.23	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.99		(2.09)	4.29	6.84	(8.07)
Total income (loss) from investment operations	1.12		(1.87)	4.52	7.05	(7.95)
Less distributions from:
Net investment income	—		(0.23)	(0.23)	(0.21)	(0.20)
Net realized gains on investments	—		(0.29)	—	—	—
Total distributions	—		(0.52)	(0.23)	(0.21)	(0.20)
Net asset value, end of period	$27.91		$26.79	$29.18	$24.89	$18.05
TOTAL RETURN	4.18	%(a)	(6.42)%	18.15%	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$182,761		$163,492	$87,966	$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.88	%(b)	0.91%	0.96%	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.88	%(b)	0.91%	0.96%	0.94%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	0.91	%(b)	0.84%	0.96%	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers	0.91	%(b)	0.84%	0.96%	0.93%	1.61	%(b)
Portfolio turnover rate(d)	13	%(a)	47%	51%	53%	65	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2012
Investor Class	(Unaudited)		2011	2010	2009	2008	2007

PER SHARE DATA
Net asset value, beginning of period	$27.72		$29.82	$23.41	$18.70	$22.87	$26.78
Income (loss) from investment operations(f):
Net investment income	0.25		0.19	0.12	0.15	0.16	0.46
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.06		(1.79)	6.55	4.75	(4.23)	0.94
Total income (loss) from investment operations	1.31		(1.60)	6.67	4.90	(4.07)	1.40
Less distributions from:
Net investment income	—		(0.18)	(0.10)	(0.19)	(0.10)	(0.42)
Net realized gains on investments	—		(0.32)	(0.16)	—	—	(4.89)
Total distributions	—		(0.50)	(0.26)	(0.19)	(0.10)	(5.31)
Net asset value, end of period	$29.03		$27.72	$29.82	$23.41	$18.70	$22.87
TOTAL RETURN	4.73	%(a)	(5.37)%	28.50%	26.37%	(17.88)%	4.73%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,665,670		$1,668,179	$1,425,625	$769,468	$674,004	$237,778
Percentage of expenses to average net assets	1.16	%(b)	1.16%	1.17%	1.21%	1.27%	1.21%
Percentage of net investment income to average net assets	1.67	%(b)	0.76%	0.61%	0.70%	0.88%	1.63%
Portfolio turnover rate(d)	15	%(a)	11%	31%	69%	53%	107	%(e)

	For the Six					For the Period From
	Months Ended		For the Year Ended December 31,			May 1, 2008
	June 30, 2012					(Inception) to
Institutional Class(c)	(Unaudited)		2011	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$27.69		$29.80	$23.40	$18.72	$24.58
Income (loss) from investment operations(f):
Net investment income	0.27		0.28	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.07		(1.79)	6.53	4.79	(5.91)
Total income (loss) from investment operations	1.34		(1.51)	6.74	4.94	(5.78)
Less distributions from:
Net investment income	—		(0.28)	(0.18)	(0.26)	(0.08)
Net realized gains on investments	—		(0.32)	(0.16)	—	—
Total distributions	—		(0.60)	(0.34)	(0.26)	(0.08)
Net asset value, end of period	$29.03		$27.69	$29.80	$23.40	$18.72
TOTAL RETURN	4.84	%(a)	(5.07)%	28.85%	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$878,698		$553,561	$164,264	$61,060	$30,702
Percentage of expenses to average net assets before waivers	0.89	%(b)	0.87%	0.86%	1.03%	1.19	%(b)
Percentage of expenses to average net assets after waivers	0.89	%(b)	0.87%	0.86%	0.99%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	1.98	%(b)	1.14%	0.98%	0.88%	1.13	%(b)
Percentage of net investment income to average net assets after waivers	1.98	%(b)	1.14%	0.98%	0.92%	1.33	%(b)
Portfolio turnover rate(d)	15	%(a)	11%	31%	69%	53	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holding due to market conditions.
(f)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Six
	Months Ended		For the Year Ended December 31,
	June 30, 2012
Investor Class	(Unaudited)		2011	2010	2009	2008	2007

PER SHARE DATA
Net asset value, beginning of period	$38.31		$43.82	$36.18	$25.04	$41.50	$51.21
Income (loss) from investment operations(e):
Net investment loss	(0.09)		(0.05)	(0.03)	(0.06)	(0.25)	(0.03)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	1.91		(2.99)	7.73	11.20	(16.13)	(2.81)
Total income (loss) from investment operations	1.82		(3.04)	7.70	11.14	(16.38)	(2.84)
Less distributions from:
Net investment income	—		—	—	—	—	(0.14)
Net realized gains on investments	—		(2.47)	(0.06)	—	(0.08)	(6.73)
Total distributions	—		(2.47)	(0.06)	—	(0.08)	(6.87)
Net asset value, end of period	$40.13		$38.31	$43.82	$36.18	$25.04	$41.50
TOTAL RETURN	4.75	%(a)	(6.92)%	21.28%	44.49%	(39.53)%	(5.53)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,050,817		$1,068,687	$1,293,235	$1,167,784	$870,247	$1,708,239
Percentage of expenses to average net assets	1.11	%(b)	1.10%	1.14%	1.18%	1.20%	1.14%
Percentage of net investment income (loss) to average net assets	(0.35	)%(b)	(0.42)%	(0.43)%	(0.42)%	0.53%	(0.13)%
Portfolio turnover rate(d)	12	%(a)	25%	29%	37%	60%	56%

	For the Six					For the Period From
	Months Ended		For the Year Ended December 31,			May 1, 2008
	June 30, 2012					(Inception) to
Institutional Class(c)	(Unaudited)		2011	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$38.67		$44.12	$36.36	$25.10	$39.69
Income (loss) from investment operations(e):
Net investment income (loss)	(0.57)		(1.45)	0.19	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.45		(1.53)	7.63	11.25	(14.53)
Total income (loss) from investment operations	1.88		(2.98)	7.82	11.26	(14.59)
Less distributions from:
Net realized gains on investments	—		(2.47)	(0.06)	—	—
Total distributions	—		(2.47)	(0.06)	—	—
Net asset value, end of period	$40.55		$38.67	$44.12	$36.36	$25.10
TOTAL RETURN	4.86	%(a)	(6.73)%	21.50%	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$87,702		$67,520	$49,880	$57,522	$40,399
Percentage of expenses to average net assets before waivers	0.90	%(b)	0.91%	0.95%	0.94%	1.06	%(b)
Percentage of expenses to average net assets after waivers	0.90	%(b)	0.91%	0.95%	0.94%	0.99	%(b)
Percentage of net investment (loss) to average net assets before waivers	(0.13	)%(b)	(0.22)%	(0.26)%	(0.18)%	(0.48	)%(b)
Percentage of net investment (loss) to average net assets after waivers	(0.13	)%(b)	(0.22)%	(0.26)%	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(d)	12	%(a)	25%	29%	37%	60	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

NOTES TO FINANCIAL STATEMENTS

June 30, 2012 (Unaudited)

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and are determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2011, the Select Value, Value Plus and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2011, the following reclassifications were made to increase (decrease) such amounts.

	ACCUMULATED UNDISTRIBUTED	ACCUMULATED UNDISTRIBUTED
	(DISTRIBUTIONS IN EXCESS OF)	NET REALIZED GAINS (LOSSES)
Fund	Net Investment Income (Loss)	on Investments	PAID IN Capital
Select Value Fund	$(304,159)	$(5,690,696)	$5,994,855
Value Plus Fund	(1,440,296)	(11,613,748)	13,054,044
Value Fund	4,249,076	(2,872,956)	(1,376,120)

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments on the Statement of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	At June 30, 2012, 7.47% of the Value Fund’s net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of June 30, 2012, the Funds did not hold any restricted securities.

(h)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

22

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international fair valued securities and portfolio securities lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board of Directors’ and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3
Fund Name	Quoted Prices[1]	Other Significant Observable Inputs[1,2]	Significant Unobservable Inputs[3]	Total
Select Value Fund
Common Stocks	$703,731,117	$—	$—	$703,731,117
Short-Term Investments	—	19,634,406	—	19,634,406
Value Plus Fund
Common Stocks	2,427,426,150	—	—	2,427,426,150
Short-Term Investments	—	121,476,731	—	121,476,731
Value Fund
Common Stocks	1,083,875,494	44,729,626	—	1,128,605,120
Short-Term Investments	—	5,248,217	—	5,248,217
Other Financial Instruments[4]
Liabilities
Options Written	—	(783,875)	—	(783,875)

[1]	The Funds recognize transfers between levels as of the beginning of the fiscal year. Transfers between Level 1 and Level 2 as of June 30, 2012 resulted from securities priced using quoted prices which were not active at either the beginning or end of the period.

Security amounts in the Value Fund that were transferred into and out of Levels 1 and 2 at June 30, 2012 were as follows:

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$4,235,500	$(907,500)	$907,500	$(4,235,500)
Short-Term Investments	—	—	—	—
Total	$4,235,500	$(907,500)	$907,500	$(4,235,500)

[2]	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

[3]	The Funds measure Level 3 activity as of the beginning and end of each financial reporting period. For the six months ended June 30, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

[4]	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

23

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. As of June 30, 2012, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2012, the Funds had no open futures positions.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the six months ended June 30, 2012:

	Value Fund
	Number of
	Contracts	Premiums
Balance at December 31, 2011	2,500	$62,099
Options Written	50,850	2,327,217
Options Expired	(26,500)	(1,147,041)
Options Closed	(3,000)	(163,677)
Options Exercised	(5,000)	(147,097)
Balance at June 30, 2012	18,850	$931,501

		Written
	Number of	Options At
Fund Name	Contracts	Value*
Value Fund
A. Schulman, Inc., $30.00, 7/21/12 (Covered Call)	2,000	$5,000
American Vanguard Corp., $30.00, 8/18/12 (Covered Call)	4,000	180,000
Analogic Corp., $65.00, 7/21/12 (Covered Call)	1,850	106,375
The Ensign Group, Inc., $30.00, 8/18/12 (Covered Call)	2,500	162,500
Grand Canyon Education, Inc., $22.50, 9/22/12 (Covered Call)	5,000	300,000
Omnicare, Inc., $35.00, 7/21/12 (Covered Call)	2,500	25,000
	17,850	778,875

InterDigital, Inc., $20.00, 7/21/12 (Covered Put)	1,000	5,000
Total Written Options	18,850	$783,875

* Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Balance Sheet - Fair Value of Derivative Instruments as of June 30, 2012:

	Balance Sheet Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$783,875
		$783,875

24

The effect of derivatives instruments on the Statement of Operations for the six months ended June 30, 2012:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) On	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
VALUE FUND
Equity Contracts (Written Options)	Net realized gains on: Written options/Net change in unrealized appreciation on: Written options	$1,295,718	$135,527
		$1,295,718	$135,527

(5)	SECURITIES LENDING

The Funds have the ability to lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is generally maintained at not less than 102% of the value of the loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The borrower pays fees at the Funds’ direction to Brown Brothers Harriman & Co. (the “Lending Agent”). The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable). The Funds did not have any securities on loan during the six months ended June 30, 2012.

(6)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2012 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the six months ended June 30, 2012.

(7)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the six months ended June 30, 2012, $237,843 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the six months ended June 30, 2012, there were no expenses of the Funds waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2012, there were no deferred Directors’ fees.

(8)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

	Select Value Fund	Value Plus Fund	Value Fund
Investor Class	$409	$4,216	$1,233
Institutional Class	7	3,102	4
Total	$416	$7,318	$1,237

25

(9)	INVESTMENT TRANSACTIONS

During the six months ended June 30, 2012, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

Fund	Cost of Purchases	Proceeds from Sales
Select Value Fund	$ 113,269,211	$ 157,529,293
Value Plus Fund	530,535,952	344,821,274
Value Fund	138,711,914	153,734,743

(10)	FEDERAL INCOME TAX INFORMATION

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting Registered Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•	New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

•	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2012, are displayed in the table below.

	Tax	Gross	Gross	Net Tax Unrealized
	cost of	Unrealized	Unrealized	Appreciation
Fund	investments	Appreciation	Depreciation	on Investments
Select Value Fund	$ 676,089,675	$ 83,992,624	$ (36,716,776)	$ 47,275,848
Value Plus Fund	2,451,132,592	283,130,787	(185,360,498)	97,770,289
Value Fund	1,002,508,107	286,382,495	(155,037,265)	131,345,230

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(11)	FUND SHARE TRANSACTIONS

For the six months ended June 30, 2012, fund share transactions were as follows:

	Select	Value
Investor Class	Value Fund	Plus Fund	Value Fund
Shares issued	2,011,328	6,856,015	809,637
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	—	—
Shares redeemed	(3,623,341)	(9,649,283)	(2,519,245)
Net increase (decrease) in Fund shares	(1,612,013)	(2,793,268)	(1,709,608)

	Select	Value
Institutional Class	Value Fund	Plus Fund	Value Fund
Shares issued	1,070,016	12,527,797	500,581
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	—	—
Shares redeemed	(623,387)	(2,256,192)	(83,724)
Net increase (decrease) in Fund shares	446,629	10,271,605	416,857

For the year ended December 31, 2011, fund share transactions were as follows:

	Select	Value
Investor Class	Value Fund	Plus Fund	Value Fund
Shares issued	5,712,585	33,147,453	2,568,231
Reinvested distributions from net investment income & distributions from net realized gains on investments	320,255	1,048,669	1,656,852
Shares redeemed	(5,494,949)	(21,827,121)	(5,847,548)
Net increase (decrease) in Fund shares	537,891	12,369,001	(1,622,465)

26

	Select	Value
Institutional Class	Value Fund	Plus Fund	Value Fund
Shares issued	3,773,040	17,512,103	754,333
Reinvested distributions from net investment income & distributions from net realized gains on investments	105,882	393,696	102,764
Shares redeemed	(792,379)	(3,424,003)	(241,617)
Net increase (decrease) in Fund shares	3,086,543	14,481,796	615,480

(12)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value, Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the six months ended June 30, 2012:

Select Value Fund
	SHARE BALANCE AT			SHARE BALANCE AT		Realized Gains
Security Name	JANUARY 1, 2012	Purchases	Sales	JUNE 30, 2012	Dividends	(Losses)
First Interstate Bancsystem, Inc. (Class A)	824,300	—	—	824,300	$197,832	$—
					$197,832	$—

Value Plus Fund
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
Security Name	JANUARY 1, 2012	Purchases	Sales	JUNE 30, 2012	Dividends	(Losses)
American Vanguard Corp.	2,675,000	—	1,175,000	1,500,000	$133,750	$11,739,188
Analogic Corp.	750,000	100,000	—	850,000	165,000	—
Asset Acceptance Capital Corp.	2,380,000	100,000	—	2,480,000	—	—
Berkshire Hills Bancorp, Inc.	1,175,000	—	—	1,175,000	399,500	—
Black Box Corp.	1,050,000	50,000	—	1,100,000	161,500	—
CDI Corp.	1,525,000	50,000	—	1,575,000	403,000	—
Centerstate Banks, Inc.	1,725,000	—	—	1,725,000	34,500	—
CONMED Corp.	1,550,000	200,000	—	1,750,000	502,500	—
CTS Corp.	2,375,000	—	—	2,375,000	166,250	—
Encore Wire Corp.	1,250,000	300,000	—	1,550,000	52,000	—
Federal Signal Corp.	5,750,000	150,000	—	5,900,000	—	—
Fred's, Inc. (Class A)	2,400,000	—	—	2,400,000	288,000	—
FreightCar America, Inc.	1,150,000	—	—	1,150,000	138,000	—
Gulf Island Fabrication, Inc.	1,250,000	—	—	1,250,000	250,000	—
Harte-Hanks, Inc.	3,100,000	389,904	—	3,489,904	542,221	—
Heidrick & Struggles International, Inc.	1,650,000	50,000	—	1,700,000	435,500	—
Invacare Corp.	2,350,000	500,000	—	2,850,000	33,750	—
Kaiser Aluminum Corp.	1,075,000	150,000	275,000	950,000	575,000	(988,977)
Materion Corp.	1,325,000	549,050	—	1,874,050	133,125	—
Micrel, Inc.	3,100,000	375,000	—	3,475,000	269,000	—
Navigant Consulting, Inc.	2,850,000	—	—	2,850,000	—	—
Overseas Shipholding Group, Inc.	1,650,000	—	650,000	1,000,000	—	(15,683,652)
Park Electrochemical Corp.	1,425,000	109,100	—	1,534,100	292,500	—
PharMerica Corp.	1,900,000	700,000	—	2,600,000	—	—
Renasant Corp.	1,650,000	50,000	—	1,700,000	569,500	—
Simmons First National Corp. (Class A)	1,225,000	—	587,510	637,490	403,228	(2,836,775)
StellarOne Corp.	1,625,000	—	—	1,625,000	195,000	—
Superior Industries International, Inc.	1,400,000	100,000	—	1,500,000	692,000	—
TriCo Bancshares	1,050,000	—	569,580	480,420	157,107	(1,155,178)
Zep, Inc.	1,300,000	336,542	—	1,636,542	109,240	—
					$7,101,171	$(8,925,394)

Value Fund
	SHARE BALANCE AT			SHARE BALANCE AT		Realized Gains
Security Name	JANUARY 1, 2012	Purchases	Sales	JUNE 30, 2012	Dividends	(Losses)
Accuray, Inc.	5,000,000	—	—	5,000,000	$—	$—
American Vanguard Corp.	2,000,000	—	1,600,000	400,000	63,050	20,567,570
Analogic Corp.	700,000	—	14,086	685,914	138,591	315,113
Analysts International Corp.	473,000	5,000	—	478,000	—	—
Argan, Inc.	—	750,000	—	750,000	—	—
Barrett Busines Services, Inc.	550,000	—	—	550,000	121,000	—
BioClinica, Inc.	1,257,303	—	—	1,257,303	—	—

27

Value Fund (Continued)
	SHARE BALANCE AT			SHARE BALANCE AT		Realized Gains
Security Name	JANUARY 1, 2012	Purchases	Sales	JUNE 30, 2012	Dividends	(Losses)
Cambrex Corp.	2,000,000	—	24,500	1,975,500	$—	$70,179
Computer Task Group, Inc.	1,500,000	—	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	800,000	18,400	—	818,400	—	—
ePlus, Inc.	400,000	—	—	400,000	—	—
FirstCity Financial Corp.	785,000	—	—	785,000	—	—
Flanders Corp.	2,482,619	—	2,482,619	—	—	(3,091,610)
Golden Star Resources, Ltd.	15,000,000	2,500,000	—	17,500,000	—	—
Hawthorn Bancshares, Inc.(a)	236,184	9,447	—	245,631	23,618	—
Hemisphere GPS, Inc.	5,621,000	675,000	—	6,296,000	—	—
HF Financial Corp.	350,000	—	—	350,000	78,750	—
Hooper Holmes, Inc.	5,865,000	—	—	5,865,000	—	—
Hudson Global, Inc.(b)	2,330,000	394,500	—	2,724,500	—	—
Intersections, Inc.	1,240,312	—	—	1,240,312	496,125	—
Inventure Foods, Inc.	1,875,300	—	1,028,300	847,000	—	2,229,210
Iridex Corp.	500,000	—	—	500,000	—	—
Lakeland Industries, Inc.	516,500	—	—	516,500	—	—
Lantronix, Inc.	1,004,557	—	—	1,004,557	—	—
Lincoln Educational Services Corp.	1,000,000	400,000	—	1,400,000	155,750	—
Magnetek, Inc.	299,999	—	—	299,999	—	—
MFRI, Inc.	576,000	—	—	576,000	—	—
Newpark Resources, Inc.	4,600,000	—	—	4,600,000	—	—
North Valley Bancorp	633,333	—	—	633,333	—	—
Northwest Pipe Co.	500,000	—	—	500,000	—	—
Official Payments Holdings, Inc.(c)	950,000	150,000	—	1,100,000	—	—
PDI, Inc.	1,400,000	—	—	1,400,000	—	—
Perma-Fix Environmental Services, Inc.	4,000,000	—	—	4,000,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
SearchMedia Holdings, Ltd.	1,200,000	—	—	1,200,000	—	—
SRI/Surgical Express, Inc.	560,000	—	560,000	—	—	(718,541)
StarTek, Inc.	1,500,000	—	100,000	1,400,000	—	(848,586)
Supreme Industries, Inc. (Class A)	1,230,000	—	—	1,230,000	—	—
TRC Cos., Inc.	1,549,891	—	—	1,549,891	—	—
Trinity Biotech PLC (ADR)	1,400,000	10,000	—	1,410,000	211,500	—
U.S. Silver Corp.(d)	19,000,000	1,000,000	16,000,000	4,000,000	—	—
Westell Technologies, Inc. (Class A)	4,800,000	—	—	4,800,000	—	—
					$1,288,384	$18,523,335

(a)	Stock dividend on June 13, 2012.
(b)	Formerly Hudson Highland Group, Inc.
(c)	Formerly Tier Technologies, Inc.
(d)	1 for 5 reverse stock split on January 30, 2012.

(13)	SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Funds’ financial statements through the date of issuance.

28

ADDITIONAL INFORMATION

(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During the Period (a)	Ratio During Period
FUND	1/1/12	6/30/12	1/1/12 - 6/30/12	1/1/12 - 6/30/12
Heartland Select Value Fund - Investor	$1,000.00	$1,039.90	$6.14	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,041.80	4.47	0.88
Heartland Value Plus Fund - Investor	1,000.00	1,047.30	5.90	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,048.40	4.53	0.89
Heartland Value Fund - Investor	1,000.00	1,047.50	5.65	1.11
Heartland Value Fund - Institutional	1,000.00	1,048.60	4.58	0.90

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (366).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During the Period(a)	Ratio During Period
FUND	1/1/12	6/30/12	1/1/12 - 6/30/12	1/1/12 - 6/30/12
Heartland Select Value Fund - Investor	$1,000.00	$1,018.85	$6.07	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,020.49	4.42	0.88
Heartland Value Plus Fund - Investor	1,000.00	1,019.10	5.82	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,020.44	4.47	0.89
Heartland Value Fund - Investor	1,000.00	1,019.34	5.57	1.11
Heartland Value Fund - Institutional	1,000.00	1,020.39	4.52	0.90

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182) divided by the number of days in the fiscal year (366).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www. heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

29

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS

(UNAUDITED)

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons of the Funds” (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. At its meeting held on May 17, 2012, the Board of Directors, including all of the Independent Directors, unanimously approved the annual continuation of the Advisory Agreements without change.

The Directors’ approval was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and to other institutional accounts managed by the Advisor with an investment strategy and program similar to that of the relevant Fund; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. As part of this process, the Board reviewed and considered various materials, including:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISOR:

•	A summary of service providers;
•	A summary of the Advisor’s investment process for the Funds;
•	Biographical information regarding the portfolio management teams for each Fund;
•	The Advisor’s Form ADV Part 2 (brochure, including supplements); and
•	Information regarding soft dollar practices and usage, trading costs and best execution.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	A Section 15(c) Report and related materials prepared by Lipper, Inc. comparing advisory fees, other expenses and the performance of each Fund against: (1) a peer group of funds consisting of such Fund and certain other no-load funds classified by Lipper as having the same investment style and a similar asset size as such Fund (“Expense Group”); and (2) a peer group of funds consisting of such Fund and all other funds having the same investment style regardless of asset size or the primary channel of distribution (“Performance Universe”);
•	Other comparative information of expenses and performance among each Fund and its corresponding Expense Group, and among each Fund and a customized Lipper Expense Group which was expanded to include the particular Fund’s peer funds which were in its Lipper Expense Group in either or both of the prior two years, are still in existence, and have the same investment style but were not a part of the Fund’s Lipper Expense Group for the current year;
•	Information pertaining to advisory fees paid by other clients of the Advisor having similar investment strategies to the Funds; and
•	A memorandum from management summarizing the Lipper reports and setting forth management’s observations and conclusions based on that information.

MATERIALS RELATING TO PROFITABILITY OF THE ADVISOR:

•	A profitability analysis prepared by management;
•	An independent study prepared by Lipper, Inc. of the profitability of a group of publicly traded advisors;
•	A summary of revenue sharing arrangements that the Advisor has with various distribution intermediaries;
•	A memorandum prepared by management discussing economies of scale and providing additional information regarding advisory fees paid by the Advisor’s other clients with investment strategies similar to the Funds and the level of services provided to such other clients; and

•	A historical third party white paper addressing economies of scale in large fund families.

INFORMATION RELATING TO THE ADVISOR’S FINANCIAL STRENGTH:

•	The Advisor’s financial statements and independent auditor’s report for the year ended December 31, 2011 and for the first quarter ended March 31, 2012 (unaudited);

•	Consolidated financial statements of Heartland Holdings, Inc. (the Advisor’s parent company) and its subsidiaries and independent auditor’s report for the year ended December 31, 2011, and for the first quarter ended March 31, 2012 (unaudited);
•	The Advisor’s historical assets under management chart for the past ten years;
•	The Advisor’s financial projections and distribution guidelines;
•	Changes in ownership (securities transactions) in Heartland Holdings’ stock during the first quarter of 2012; and
•	The Advisor’s management succession and personnel contingency plan.

In addition to the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the May 17, 2012 meeting and who provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of Investment Advisory Agreements.

After reviewing and discussing this information, and taking into account other information routinely provided at its quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, expenses, regulatory compliance issues and related matters, the Board of Directors, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by the Advisor is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and is appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations;

•	The quality of the services provided by the Advisor is strong based upon: (a) the high quality and effectiveness of the compliance program, disaster recovery and business continuity plan, management succession plan and trading programs implemented by the Advisor on behalf of the Funds; and (b) the investment performance of each Fund compared with its Lipper performance universe and benchmark indices, especially the superior performance over the five- and ten-year periods;
•	The operating expenses of the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, especially taking into consideration the fact that the Advisor provides certain administrative services to the Funds which it is not contractually obligated to provide and which the Funds otherwise would need to obtain from the Advisor or a third party at additional expense, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer groups and fees charged by the Advisor to other accounts it manages under similar investment strategies and programs;
•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and
•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. They also noted that economies of scale that can be achieved by funds with small cap management strategies, such as the Value and Value Plus Funds, frequently are not as pronounced as for funds with larger cap strategies. This is due to the fact that, as smaller cap funds increase in asset size, their managers frequently must add new companies to the fund portfolios to avoid the size of their investments in individual companies from exceeding prudent levels. Expansion of the number of companies in the portfolios requires increased research, analysis and administration, which typically offsets a portion of the financial benefits of the economies of scale achieved as assets grow. Larger cap funds, on the other hand, frequently can increase the size of their investments in companies already in their portfolios to manage investment inflows, which maximizes the financial benefits available to them from the economies of scale realized. Management also was able to demonstrate, through the presentation of analytical projections, that each of the Funds could increase in asset size to $5.0 billion under their current management fee structures and maintain expense ratios which would be at least competitive with their respective peer groups.

Applying these concepts to the Value Fund, the Independent Directors concluded that the fee structure of that Fund reflects an appropriate sharing of economies of scale between the Fund and the Advisor. With respect to the Value Plus Fund, management explained that the Fund’s asset size could increase without significantly increasing the number of stocks in its portfolio. Based on this analysis and the other information presented by management, the Independent Directors determined that a management fee breakpoint at some asset level may be appropriate for the Value Plus Fund, but concluded that attainment of any such asset level was far in the future. They therefore agreed that it is premature to attempt to establish an appropriate breakpoint at this time. The Independent Directors also noted that the investment program of the Select Value Fund gives rise to economies of scale at greater asset levels, and concluded that the five basis point fee reduction on net assets in excess of $1.0 billion represents an appropriate sharing of economies of scale between the Advisor and the Funds at foreseeable asset levels.

The Independent Directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. With respect to the Value Plus Fund, the Independent Directors were cognizant of the fact that the Fund has implemented a partial close in order to slow the growth rate of its total assets and to favor prospective investors with longer term investment horizons.

30

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

(UNAUDITED)

information regarding executive officers & directors

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of Board members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INdependent directors:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009; Chairman, Merge Healthcare, Inc. (formerly Merge Technologies, Inc.) May 2006 to June 2008.
Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Director, Northrock Partners, a Private Wealth Practice of Ameriprise Financial; February 2010 to present; Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express, Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None
Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Professor of Finance – Wisconsin Alumni Professor of Investments, University of Wisconsin-Madison, since September 2011; Associate Professor of Finance, University of Wisconsin- Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

31

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since January 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004-2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary; Heartland Group, Inc.; May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8/08	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President and Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A
Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary	Since 5/10	Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000-April 2011. Employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had five meetings during the twelve months ended June 30, 2012.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended June 30, 2012.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

32

DEFINITIONS

(UNAUDITED)

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share.

Growthy - growthy securities generally carry a higher risk of loss and a higher potential for reward than value securities. A growth investing strategy emphasizes capital appreciation; a value investing strategy emphasizes investments in companies believed to be undervalued.

Price/Book Value Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio (P/E) of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

Treasury Yield is the effective rate of interest paid on a debt obligation issued by the U.S. Treasury for a specified term.

All indices are unmanaged. It is not possible to invest directly in an index.

33

Heartland Advisors’ Commitment to you…

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We are dedicated to leveraging over 200 years of our team’s experience to strive to generate superior investment results through disciplined value investing

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value Investing TM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com. Please read the prospectus carefully before investing.

HLF2937/0813

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referenced to in Item 2 was filed as Exhibit 12(d)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on February 23, 2012, and is incorporated herein by reference.

	(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

	(a)(3)	Not applicable.

	(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	August 17, 2012

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	August 17, 2012